Form 10-Q

Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([***]),
HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT FOUR TO MANUFACTURING SERVICES AGREEMENT
This Amendment Four (“Amendment Four”) to the Manufacturing Services Agreement (“Agreement”) by and between Flextronics Telecom Systems, Ltd and its Affiliates (“Flextronics”) and Nutanix, Inc. and Nutanix Netherlands B.V. (together known as “Nutanix”) is entered into as of the date of last signature below (“Amendment Effective Date”). Collectively Flextronics and Nutanix are referred to as the “Parties”.
RECITALS
A.    The Parties entered into the Agreement as of November 11, 2017.
B.    The parties now desire to amend the Agreement to allow certain subsidiaries of Nutanix to purchase under the Agreement.
NOW THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
The Parties agree that certain geographically identified subsidiaries of Nutanix, Inc. and Nutanix Netherlands B.V. (“Data Center Subsidiary”) shall be allowed to purchase Products under the Agreement. For such purchases, the respective rights and obligations of Nutanix and Flextronics shall extend to each Data Center Subsidiary as if it were Nutanix for those purchases, except that the use of the Products shall be limited to the Data Center Subsidiary’s internal use globally. The geographically identified subsidiaries shall be those that are named in Attachment 1 to this Amendment Four.

2.	No other changes are made to the Agreement, and following the Amendment Effective Date, all references to the “Agreement” shall include the amendments incorporated by this Amendment Four.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

NUTANIX INC. By: Aaron Boynton /s/ Aaron Boynton Title: VP, Corporate Controller Date: September 4, 2019	ACKNOWLEDGED AND AGREED: FLEXTRONICS TELECOM SYSTEMS, LTD. By: Manny Marimuthu /s/ Manny Marimuthu Title: Director Date: 08-24-2019
NUTANIX NETHERLANDS, B.V. By: Aaron Boynton /s/ Aaron Boynton Title: Managing Director A Date: September 4, 2019
NUTANIX NETHERLANDS, B.V. By: Servais Willie Ngabo /s/ Servais Willie Ngabo Title: Managing Director B Date: September 4, 2019

Attachment 1:
List of Geographically Identified Nutanix Data Center Subsidiaries
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